UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2013, Minerals Technologies Inc. (the "Company") issued a press release announcing that Robert S. Wetherbee will succeed Joseph C. Muscari as President and Chief Executive Officer of the Company effective as of March 11, 2013.  Mr. Wetherbee, age 53, was most recently President of ATI Tungsten Materials in Nashville, Tennessee, a business unit of Allegheny Technologies, Inc.  Mr. Muscari will remain with the company as Executive Chairman.

Mr. Wetherbee and the Company entered into an employment agreement commencing on March 11, 2013 (the "Effective Date").  The initial term of the Employment Agreement expires on September 30, 2014 and renews for successive one-month terms if not otherwise terminated.

Pursuant to the Employment Agreement, Mr. Wetherbee will receive an annual salary of not less than $700,000 and will participate in all benefit plans and other fringe benefits available to similarly situated executives in accordance with their respective terms. In addition to salary, Mr. Wetherbee will receive bonus payments as determined from time to time by the Company's Board of Directors or the Compensation Committee thereof. Mr. Wetherbee's initial target performance-based bonus will be $560,000.  The performance targets will be mutually agreed by Mr. Wetherbee and the Company's Board of Directors.

In addition, subject to adjustment by the Company's Board of Directors, Mr. Wetherbee will be awarded a new hire grant consisting of Deferred Restricted Stock Units (DRSUs) having a value of $600,000 on the date of grant and options to purchase shares of Company common stock, at an exercise price to be determined on the date of the grant, having a value of $300,000 on the date of grant.  These awards will cliff-vest at the third anniversary date of the grant.  Mr. Wetherbee will also be granted 6,000 Performance Units under the Company's 2013 long-term incentive plan.  All of the foregoing awards are governed by, and subject to, the terms and conditions of the Company's 2001 Stock Option & Incentive Plan, as amended and restated (the "Plan"). A copy of the Plan, as amended, was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on May 11, 2009, and is incorporated herein by reference.

The terms of the Employment Agreement are otherwise the Company's standard form of executive employment agreement. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Company also entered into its standard form severance agreement and intends to enter into its standard form indemnification agreement with Mr. Wetherbee, effective March 11, 2013, which agreements are filed as exhibit 10.6 filed with the Company's Annual Report on Form 10-K for the year ended December 31, 2005, exhibit 10.7(a) filed with the Company's Annual Report on Form 10-K for the year ended December 31, 2009, and exhibit 10.1 filed with the Company's Current Report on Form 8-K filed on May 8, 2009, and are incorporated by reference herein.

There are no family relationships between Mr. Wetherbee and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company's press release announcing Mr. Wetherbee's appointment is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits
		10.1	Employment Agreement between the Company and Robert S. Wetherbee
		99.1	Press Release dated March 4, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel and Secretary, Chief Compliance Officer

Date: March 4, 2013

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Subject Matter ____________________________________________________________

10.1	Employment Agreement between the Company and Robert S. Wetherbee
99.1	Press Release dated March 4, 2013